                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-8                                  WEIGHTED AVERAGE PC RATE:    6.72062%
POOL NUMBER:  Group 1 = 1750, 1751, 1752
____________________________________________________________________________________________

ISSUE DATE:  07/31/2001
CERTIFICATE BALANCE AT ISSUE:    $970,646,141.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     743                         $291,193,973.16
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $430,015.67
Unscheduled Principal Collection/Reversals                            $63,381.59
Liquidations-in-full                                     111      $42,006,858.75
Net principal Distributed                                         $42,500,256.01    ($42,500,256.01)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        632                         $248,693,717.15

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,758,304.66

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $126,726.16

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $44,131,834.51

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-8                                  WEIGHTED AVERAGE PC RATE:    6.72062%
POOL NUMBER:  Group 1 = 1750, 1751, 1752
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $42,500,256.01     $1,631,578.50             $0.00     $1,631,578.50             $0.00    $44,131,834.51

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,706,461.00             $0.00             $0.00             $0.00     $9,706,461.00
Bankruptcy Bond
   Single-Units           $263,721.00             $0.00             $0.00             $0.00       $263,721.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $9,706,461.00             $0.00             $0.00             $0.00     $9,706,461.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   14      $4,764,327.42         5      $2,055,812.92         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         4      $1,743,258.09         1        $559,725.85

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 02/25/2003 are as follows:

                Class       Class Principal Balance
                CB1               $16,495,468.79
                CB2                $4,712,992.03
                CB3                $3,770,391.89
                CB4                $2,356,495.56
                CB5                $1,413,898.29
                CB6                $1,885,197.73
                              __________________
                Total             $30,634,444.29
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of January 31, 2003):

SERIES:  2001-8                 POOL NUMBER:  Group 1 = 1750, 1751, 1752

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $248,693,717.15**        $9,123,124.28***        $4,764,327.42***
Number:                         2240                     24                      14
% of Pool:                    100.00%                  3.67%                   1.92%
(Dollars)
% of Pool:                    100.00%                  1.07%                   0.63%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $2,055,812.92***                $0.00***        $1,743,258.09***
Number:                           5                       0                       4
% of Pool:                    0.83%                    0.00%                   0.70%
(Dollars)
% of Pool:                    0.22%                    0.00%                   0.18%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:          $559,725.85***
Number:                           1
% of Pool:                     0.23%
(Dollars)
% of Pool:                     0.04%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all February 01, 2003 scheduled payments and January 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
January 31, 2003.

Trading Factor, calculated as of distribution date : 0.25621460.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including February 01, 2003, and unscheduled prepayments in months prior to February ) can be calculated.